CADRE LIQUID ASSET FUND - U.S. GOVERNMENT SERIES
CADRE LIQUID ASSET FUND - MONEY MARKET SERIES
CADRE AFFINITY FUND - U.S. GOVERNMENT SERIES
CADRE AFFINITY FUND - MONEY MARKET SERIES
SWEEPCASH U.S. GOVERNMENT MONEY MARKET FUND
SWEEPCASH MONEY MARKET FUND
CADRE RESERVE FUND - U.S. GOVERNMENT SERIES
CADRE RESERVE FUND - MONEY MARKET SERIES
(SERIES OF CADRE INSTITUTIONAL INVESTORS TRUST) (THE "FUNDS")

SUPPLEMENT TO PROSPECTUSES DATED JANUARY 31, 2003, AS SUPPLEMENTED NOVEMBER 26, 2003

As discussed in the prospectus supplement dated November 26, 2003, Cadre Financial Services, Inc. ("Cadre") and Ambac Securities, Inc. ("Ambac Securities") have entered into an agreement with PFM Asset Management LLC ("PFM") and its affiliate, PFMAM, Inc. ("PFMAM"), pursuant to which PFM and PFMAM have agreed to purchase the fund management and administration business of Cadre and the fund distribution and fixed income brokerage business of Ambac Securities, subject to certain conditions (the "Transaction"). The Funds pursue their investment objectives by investing in shares of U.S. Government Money Market Portfolio and Money Market Portfolio (the "Portfolios"), which like the Funds are series of the Cadre Institutional Investors Trust (the "Trust"). Cadre manages the assets of the Portfolios under the terms of an investment advisory agreement with the Trust (the "Current Advisory Agreement"). In addition, Cadre serves as administrator and transfer agent of the Funds and Ambac Securities serves as distributor of shares of the Funds. The Current Advisory Agreement, as well as the agreements pursuant to which Cadre and Ambac Securities provide other services to the Trust and the Funds, provide for their automatic termination in the event of an assignment of those agreements. Thus, these various agreements cannot be assigned to PFM in connection with the Transaction.

At a meeting held in person on December 17, 2003, the Board of Trustees of the Trust (the "Board"), including a majority of the trustees who are not "interested persons," as defined by the Investment Company Act of 1940 (the "1940 Act"), of the Trust, Cadre or PFM (the "Independent Trustees"), unanimously approved a new investment advisory agreement (the "New Advisory Agreement") pursuant to which PFM will become investment adviser of the Portfolios upon consummation of the Transaction. The terms of the New Advisory Agreement, including the fees payable by the Portfolios, are the same in all material respects as the terms of the Current Advisory Agreement. At its meeting, the Board, including a majority of the Independent Trustees, also unanimously approved new agreements, to become effective upon consummation of the Transaction, under which PFM will serve as administrator and transfer agent for the Funds and PFMAM will serve as distributor of the Funds' shares. These new agreements are in all material respects the same as the agreements pursuant to which Cadre and Ambac Securities now provide services to the Funds.

To become effective with respect to a Portfolio, shareholders of that Portfolio must approve the New Advisory Agreement. A meeting of shareholders of the Trust has been called for February 5, 2004 for this purpose. At the meeting,


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shareholders of each Fund will have the opportunity to provide instructions as to how the Funds vote their shares of the Portfolios on the proposal to approve the New Advisory Agreement. The Funds will vote their shares of the Portfolios in accordance with those instructions.

If shareholders of a Portfolio do not approve the Proposed Advisory Agreement and the Transaction is consummated, the Board would consider what further action to take consistent with its fiduciary duties to the Trust. Such actions may include obtaining interim investment advisory services at cost or at the current fee rate from PFM, Cadre or another advisory organization. Thereafter, the Board would either negotiate a new advisory agreement with an advisory organization selected by the Trustees or make other appropriate arrangements. In the event the Transaction is not consummated, Cadre will continue to serve as investment adviser of the Portfolios pursuant to the terms of the Existing Advisory Agreement.

It is possible that the Proposed Advisory Agreement will be approved by shareholders of a Portfolio, but that shareholders representing a majority of the shares of one or more of the Funds that invest in that Portfolio do not vote to approve the Portfolio Advisory Agreement. In that event, the Board would, consistent with its obligations to shareholders of the Funds so voting, consider whether to withdraw the Funds' investments from the applicable Portfolio and implement alternative arrangements for the investment of the assets of those Funds.


THE DATE OF THIS SUPPLEMENT IS DECEMBER 22, 2003.



               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.